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                                                                    Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q/A of Lightbridge, Inc. (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on May 10, 2004 (the "Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ Pamela D.A. Reeve                      /s/ Harlan Plumley
         -----------------------------              -------------------------
         Pamela D.A. Reeve                          Harlan Plumley
         President and Chief Executive Officer      Chief Financial Officer

         Date: May 13, 2004                         Date: May 13, 2004